SUPPLEMENT DATED SEPTEMBER 12, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
INVESCO GREATER CHINA FUND
INVESCO EQV ASIA PACIFIC EQUITY FUND
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
At a meeting held on September 9-11, 2024, the Board of Trustees of Invesco Greater China Fund (the “Target Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.
The reorganization is expected to be consummated on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.
An Information Statement/Prospectus will be sent to shareholders of the Target Fund, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement. The reorganization does not require shareholder approval.
It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. In addition, effective after the close of business as of the date of this supplement, Class R5 shares of the Target Fund are closed to new investors. The Acquiring Fund will remain open for purchase during this period.
In connection with the reorganization, the Board of Trustees approved the following changes to the Acquiring Fund, as specified below; such changes will become effective upon the closing of the reorganization:
1.
The following reduced fee schedule will replace in its entirety the current advisory fee schedule for the Acquiring Fund under the heading “Investment Advisory and Other Services – Investment Adviser” in the SAI:

Fund	Annual Rate/Net Assets Per Advisory Agreement
Invesco EQV Asia Pacific Equity Fund	First $1 billion 0.87% Next $1 billion 0.82% Next $49 billion 0.77% Over $51 billion 0.76%
2.
The current compensation styled Rule 12b-1 plans for the Acquiring Fund’s share classes noted below will be replaced with reimbursement styled Rule 12b-1 plans:

Fund	Class
Invesco EQV Asia Pacific Equity Fund	Class A
Class C
Accordingly, all references to the Acquiring Fund’s Class A shares and Class C shares compensation styled Rule 12b-1 plan in the SAI for the Acquiring Fund will be replaced with references to the reimbursement styled plan.
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